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                                                    Name:  _____________________




                              _______________, 1996


Unity First Acquisition Corp.
245 Fifth Avenue, Suite 1500
New York, New York 10016

GKN Securities Corp.
61 Broadway, 12th Floor
New York, New York 10006


          Re:  Initial Public Offering
               -----------------------

Gentlemen:

          The undersigned stockholder, officer and/or director of Unity First Acquisition corp. ("Unity"), in consideration of GKN Securities Corp. ("GKN") entering into a letter of intent ("Letter of Intent") to underwrite an initial public offering of Unity, hereby agrees as follows (certain capitalized terms used herein are defined in paragraph 10 hereof):

          1. If Unity solicits approval of its stockholders of a Business Combination, the undersigned will vote all of the shares of Common Stock of Unity owned by him in accordance with the majority of the votes cast by the Public Stockholders.

          2. In the event that Unity fails to consummate a Business Combination within 18 months from the effective date ("Effective Date") of the registration statement relating to the IPO (or 24 months under the circumstances described in the prospectus relating to the IPO), the undersigned will use its best efforts to cause Unity to liquidate. The undersigned waives any and all rights he may have to receive any distribution of cash, property or other assets as a result of such liquidation.

          3. The undersigned hereby agrees that it does not have any right, title, interest or claim of any kind in or to any monies in the Trust Fund ("Claim") and hereby waives any Claim it may have in the future as a result of, or arising out of, any contracts or agreements with Unity and will not seek recourse against the Trust Fund for any reason whatsoever.

          4. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to Unity for its consideration, prior to presentation to any other person or company, any suitable opportunity to acquire an operating business in the Target Industry.

          5. The undersigned will not submit to Unity for consideration, or vote for the approval of, any Business Combination which involves a company which is affiliated with the undersigned.
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Unity First Acquisition Corp.
GKN Securities Corp.
_____________, 1996
Page 2


          6. The undersigned will not be entitled to receive and will not accept a finder's fee or any other compensation in the event the undersigned originates a Business Combination.


          7. The undersigned will not be entitled to receive and will not accept any compensation for services rendered to Unity prior to the consummation of the Business Combination; provided that, commencing on the Effective Date, Unity Venture Capital Associated Ltd. ("UVCA") shall be allowed to charge Unity $7,500 per month, to compensate it for Unity's use of UVCA's offices, utilities and personnel. The undersigned shall also be entitled to reimbursement from Unity for their out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

          8. I have full right and power, without violating any agreement by which I am bound, to enter into this letter agreement and to serve as a Director of Unity.

          9. As used herein, (i) a "Business Combination" shall mean an acquisition by merger, exchange of capital stock, asset or stock acquisition, reorganization or otherwise, of an operating business in the Target Industry;
(ii) "Insiders" shall mean all officers, directors and stockholders of Unity immediately prior to the IPO; (iii) "Public Stockholders" shall mean all common stockholders of Unity other than the Insiders; and (iv) "Target Industry" shall mean the entertainment and/or media industry.



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                              Print Name of Insider



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                              Signature